SEC. File Nos. 2-49291
                                                           811-3624

                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A
                          Registration Statement
                                 Under
                         the Securities Act of 1933
                       Post-Effective Amendment No. 21
                                  and
                        Registration Statement
                                 Under
                     The Investment Company Act of 1940
                           Amendment No. 21

                  THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
              (Exact Name of Registrant as specified in charter)
                          333 South Hope Street
                     Los Angeles, California 90071
               (Address of principal executive offices)

             Registrant's telephone number, including area code:
                            (213) 486-9200


                           JULIE F. WILLIAMS
                         333 South Hope Street
                     Los Angeles, California 90071
                (name and address of agent for service)


                              Copies to:
                        Cary I. Klafter, Esq.
                         MORRISON & FOERSTER
                        345 California Street
                   San Francisco, California 94104
                     (Counsel for the Registrant)

       The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.

     On October 16, 1995, it filed its 24f-2 notice for fiscal 1995.
                 Approximate date of proposed public offering:


                THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                        CROSS REFERENCE SHEET

ITEM NUMBER OF                                  CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A

     1.   COVER PAGE                            COVER PAGE

     2.   SYNOPSIS                              SUMMARY OF EXPENSES

     3.   CONDENSED FINANCIAL INFORMATION       FINANCIAL HIGHLIGHTS

     4.   GENERAL DESCRIPTION OF REGISTRANT     INVESTMENT OBJECTIVE AND POLICIES

     5.   MANAGEMENT OF THE FUND                SUMMARY OF EXPENSES: FUND ORGANIZATION AND

                                                MANAGEMENT

     6.   CAPITAL STOCK AND OTHER SECURITIES    INVESTMENT OBJECTIVE AND POLICIES; CERTAIN

                                                SECURITIES AND INVESTMENT TECHNIQUES;

                                                FUND ORGANIZATION AND MANAGEMENT;

                                                DIVIDENDS, DISTRIBUTIONS AND TAXES

     7.   PURCHASE OF SECURITIES BEING OFFERED    PURCHASING SHARES

     8.   REDEMPTION OR REPURCHASE              REDEEMING SHARES

     9.   LEGAL PROCEEDINGS                     N/A



   ITEM NUMBER OF                               CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                           ADDITIONAL INFORMATION (PART "B")

  10.   COVER PAGE                              COVER

  11.   TABLE OF CONTENTS                       TABLE OF CONTENTS

  12.   GENERAL INFORMATION AND HISTORY         GENERAL INFORMATION; INVESTMENT RESTRICTIONS

  13.   INVESTMENT OBJECTIVES AND POLICIES      DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES;

                                                INVESTMENT RESTRICTIONS

  14.   MANAGEMENT OF THE REGISTRANT            FUND OFFICERS AND DIRECTORS; MANAGEMENT

  15.   CONTROL PERSONS AND PRINCIPAL HOLDERS   FUND OFFICERS AND DIRECTORS

        OF SECURITIES

  16.   INVESTMENT ADVISORY AND OTHER SERVICES  MANAGEMENT

  17.   BROKERAGE ALLOCATION AND OTHER PRACTICES    EXECUTION OF PORTFOLIO TRANSACTIONS

  18.   CAPITAL STOCK AND OTHER SECURITIES      NONE


        SECURITIES BEING OFFERED                ACCOUNT SERVICES AND PRIVILEGES

  20.   TAX STATUS                              DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

  21.   UNDERWRITER                             MANAGEMENT -- PRINCIPAL UNDERWRITER

  22.   CALCULATION OF PERFORMANCE DATA         INVESTMENT RESULTS

  23.   FINANCIAL STATEMENTS                    FINANCIAL STATEMENTS


   ITEM IN PART "C"

  24.   FINANCIAL STATEMENTS AND EXHIBITS

  25.   PERSONS CONTROLLED BY OR UNDER

        COMMON CONTROL WITH REGISTRANT

  26.   NUMBER OF HOLDERS OF SECURITIES

  27.   INDEMNIFICATION

  28.   BUSINESS AND OTHER CONNECTIONS OF

        INVESTMENT ADVISER

  29.   PRINCIPAL UNDERWRITERS

  30.   LOCATION OF ACCOUNTS AND RECORDS

  31.   MANAGEMENT SERVICES

  32.   UNDERTAKINGS

        SIGNATURE PAGE


                              Prospectus

                 THE TAX-EXEMPT BOND FUND OF AMERICA


                  AN OPPORTUNITY FOR INCOME FREE
                      FROM FEDERAL INCOME TAX,
                  CONSISTENT WITH THE PRESERVATION
                              OF CAPITAL

                [LOGO OF THE AMERICAN FUNDS GROUP(R)]

                            November 1, 1995


                      THE TAX-EXEMPT BOND FUND OF AMERICA

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, consistent with the preservation of capital. It seeks to achieve this objective through investment primarily in a diversified and professionally managed portfolio of tax-exempt securities, consisting of state, municipal and public authority bonds. The income from these securities may be subject to state and local taxes. Investments may also be made in short-term taxable obligations when such investments are considered advisable.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated November 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    19-010-1195

             TABLE OF CONTENTS

  Summary of Expenses................      3
  Financial Highlights...............      4
  Investment Objective and Policies..      4
  Certain Securities and
   Investment Techniques.............      5
  Investment Results.................      7
  Dividends, Distributions and Taxes.      8
  Fund Organization and Management...      9
  The American Funds
   Shareholder Guide.................  12-20
   Purchasing Shares.................     12
   Reducing Your Sales Charge........     15
   Shareholder Services..............     16
   Redeeming Shares..................     18
   Retirement Plans..................     20

           IMPORTANT PHONE NUMBERS

 Shareholder Services:....800/421-0180 ext. 1

 Dealer Services:.....800/421-9900 ext. 11

 American FundsLine(R)....800/325-3590
 (24-hour information)

================================================================================


SUMMARY OF EXPENSES


Average annual
expenses paid over a
10-year period would
be approximately
$13 per year,
assuming a $1,000
investment and a 5%
annual return.


This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
  (as a percentage of offering price)..............................  4.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

Management fees....................................................  0.38%
12b-1 expenses.....................................................  0.22%/3/
Other expenses (including audit, legal, shareholder
services, transfer agent and custodian expenses)...................  0.06%
Total fund operating expenses......................................  0.66%


EXAMPLE                          1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                          ------ ------- ------- --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming              $54     $68     $83     $126
a 5% annual return./4/

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Purchases of $1 million or more are not subject to an initial sales charge as described in this prospectus. However, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares-- Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

================================================================================

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose unquali-
       (For a share    fied report covering each of the most recent five years
        outstanding    is incorporated by reference in the statement of addi-
     throughout the    tional information. This information should be read in
       fiscal year)    conjunction with the financial statements and accompa-
                       nying notes which are also included in the statement of additional information.


                                                    YEAR ENDED AUGUST 31
                            -------------------------------------------------------------------------------
                             1995    1994     1993    1992    1991    1990    1989    1988    1987    1986
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $11.65  $12.43   $11.78  $11.30  $10.78  $10.99  $10.67  $10.78  $11.51  $10.02
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..     .68     .67      .68     .70     .71     .73     .74     .74     .77     .82
   Net realized and
    unrealized gain (loss)
    on investments........     .29    (.69)     .73     .48     .52    (.21)    .32    (.05)   (.64)   1.52
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
   Total income from in-
    vestment operations...     .97    (.02)    1.41    1.18    1.23     .52    1.06     .69     .13    2.34
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net
    investment income.....    (.68)   (.68)    (.68)   (.70)   (.71)   (.73)   (.74)   (.74)   (.77)   (.82)
   Distribution from net
    realized gains........     --     (.08)    (.08)    --      --      --      --     (.06)   (.09)   (.03)
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
   Total distributions....    (.68)   (.76)    (.76)   (.70)   (.71)   (.73)   (.74)   (.80)   (.86)   (.85)
                            ------  ------   ------  ------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of
   Year...................  $11.94  $11.65   $12.43  $11.78  $11.30  $10.78  $10.99  $10.67  $10.78  $11.51
                            ======  ======   ======  ======  ======  ======  ======  ======  ======  ======
  Total Return/1/.........    8.70%   (.14)%  12.42%  10.80%  11.70%   4.84%  10.24%   6.72%   1.06%  24.15%
  RATIOS/SUPPLEMENTAL
   DATA:
  Net assets, end of year
   (in millions)..........  $1,424  $1,385   $1,327  $  921  $  712  $  551  $  450  $  346  $  333  $  253
  Ratio of expenses to av-
   erage
   net assets.............     .66%    .69%     .71%    .71%    .72%    .70%    .73%    .63%    .57%    .59%
  Ratio of net income to
   average
   net assets.............    5.87%   5.53%    5.62%   6.04%   6.33%   6.65%   6.78%   6.90%   6.78%   7.29%
  Portfolio turnover rate.   49.28%  22.40%   15.55%  17.22%  24.73%  39.90%  55.70%  61.92%  26.49%  23.97%

 --------
 /1/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

                       The fund's investment objective is to provide a high
         INVESTMENT    level of current income exempt from federal income
          OBJECTIVE    taxes consistent with the preservation of capital.
       AND POLICIES
                       During periods of normal market conditions, at least
 The fund's goal is    80% of the fund's total assets will be invested in tax-
     to provide you    exempt securities consisting primarily of state,
  with high current    municipal and public authority bonds and notes.
 income exempt from    Moreover, at least 65% of the fund's assets will be
     federal income    invested in tax-exempt securities consisting primarily
        taxes while    of state, municipal and public authority bonds and
    preserving your    notes that are rated by either Moody's Investors
           capital.    Service, Inc. ("Moody's") or Standard & Poor's
                       Corporation ("S&P") at the time of purchase in one of their three highest categories (or unrated but determined by the investment adviser to be comparable).

                       Up to 35% of the fund's total assets may be invested in lower rated (or comparable unrated) tax-exempt securities which generally carry a greater

================================================================================

                       degree of investment risk. These securities may be rated as high as Baa by Moody's or BBB by S&P and as low as Ca by Moody's or CC by S&P. Securities rated Ba and BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds and will be limited to no more than 20% of the fund's assets. The ratings are more fully described in the statement of additional information.

                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended August 31, 1995 was as follows: bonds--Aaa/AAA-27.42%; Aa/AA-17.74%; A/A-19.65%;
                       Baa/BBB-22.10%; Ba/BB-3.60%; and non-rated-5.99%; some or all of these non-rated securities were determined to be equivalent to securities rated by Moody's or S&P as follows: A/A-0.35%; Baa/BBB-3.57%; Ba/BB-0.95%; and
                       B/B-1.12%. Money market instruments and cash made up 3.51% of the fund's portfolio.

                       The fund will not invest in those tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum taxes. However, investments may be made in short-term taxable obligations (generally, securities with original or remaining maturities of one year or less), when, for economic reasons, these investments are considered advisable.

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS The market value of fixed-income securities
     SECURITIES AND    generally vary inversely with the level of interest
         INVESTMENT    rates--when interest rates rise, their values will
         TECHNIQUES    generally decline and vice versa. The magnitude of
                       these changes generally will be greater the longer the
 Investing in bonds    remaining maturity of the security. Fluctuations in the
   involves certain    value of the fund's investments will be reflected in
             risks.    its net asset value per share which typically declines
                       when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba or BB or below or comparable unrated bonds) typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than

================================================================================

                       higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ba or BB or below are considered speculative. Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

                       Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

                       MUNICIPAL LEASE OBLIGATIONS The fund may invest in municipal lease revenue obligations. The fund currently intends to purchase only municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuer and lessee, the terms of the lease, frequency and volume of trading and number of dealers.

                       WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. (See the statement of additional information.)

                       VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

                       MATURITY There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by

================================================================================

                       individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


--------------------------------------------------------------------------------------------
                                                                  YEARS OF EXPERIENCE
                                                                     AS INVESTMENT
                                                                      PROFESSIONAL
                                                                     (APPROXIMATE)
      PORTFOLIO                         YEARS OF EXPERIENCE
   COUNSELORS FOR                          AS PORTFOLIO
 THE TAX-EXEMPT BOND   PRIMARY TITLE(S)    COUNSELOR FOR         WITH CAPITAL
   FUND OF AMERICA                      THE TAX-EXEMPT BOND      RESEARCH AND
                                          FUND OF AMERICA         MANAGEMENT
                                           (APPROXIMATE)        COMPANY OR ITS       TOTAL
                                                                  AFFILIATES         YEARS
--------------------------------------------------------------------------------------------
 Rebecca L. Ford     Vice President--          10 years            13 years         13 years
                     Investment Management
                     Group, Capital Research
                     and Management Company
--------------------------------------------------------------------------------------------
 Neil L. Langberg    Senior Vice President of  Since the fund      17 years         17 years
                     the fund. Vice            began operations*
                     President--Investment
                     Management Group, Capital
                     Research and Management
                     Company
--------------------------------------------------------------------------------------------
 Mark R. Macdonald   Vice President--          1 year              1 year           10 years
                     Investment Management
                     Group, Capital Research
                     and Management Company
--------------------------------------------------------------------------------------------
 John H. Smet        Vice President, Capital   3 years             12 years         13 years
                     Research and Management
                     Company
--------------------------------------------------------------------------------------------

 *The fund began operations on October 3, 1979.



         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
  return of 8.45% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
  over its lifetime
   (October 3, 1979    The fund's yield and the average annual total returns
  through September    are calculated in accordance with Securities and
         30, 1995).    Exchange Commission requirements which provide that the
                       maximum sales charge be reflected. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended
                       September 30, 1995, the fund's SEC yield was 4.85% and the distribution rate was 5.23%, at maximum offering price. The SEC yield

================================================================================

                       reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. Among the elements used to calculate the SEC yield are the dividend and interest income earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate. The fund's total return over the past 12 months and average annual total returns over the past five- and ten-year periods, as of September 30, 1995, were 5.57%, 7.68% and 8.58%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
      DISTRIBUTIONS    from its net investment income daily and distributes
          AND TAXES    the accrued dividends to shareholders each month. Divi-
                       dends begin accruing one day after payment for shares
             Income    is received by the fund or American Funds Service Com-
  distributions are    pany. All capital gains, if any, are distributed annu-
   made each month.    ally, usually in December. When a capital gain is de-
                       clared, the net asset value per share is reduced by the amount of the payment.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and any net capital gains, the fund itself is relieved of federal income tax.

                       As a regulated investment company, the fund is permit-ted to pass through to its shareholders federally tax-exempt income subject to certain requirements which the fund intends to satisfy.

                       The fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund even though the interest, if realized directly, would be exempt from these taxes. For example, a state may require that a fund hold a specified percentage of its bonds in order for the fund to pass through interest paid on these bonds to its shareholders on a state tax-exempt basis, whereas if the bonds were held directly by shareholders the interest would be exempt from state tax. In addition, to the extent shareholders receive dividends derived from taxable interest income or distributions of capital gains, these dividends or distributions will not be exempt from federal (or state or local) income tax.

                       You will be advised as to the tax consequences of dividends and capital gain distributions. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

================================================================================

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTI-FIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS (OTHER THAN TAX-EXEMPT DIVIDENDS) AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax lia-bility; a refund may be obtained from the Service if withholding results in overpayment of taxes.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax ad-viser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Maryland corporation in 1979. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid cer-
     American Funds    tain fees for services rendered to the fund as de-
    Group, which is    scribed in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any mem-
                       ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders un-der the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% of the first $60 mil-lion of the fund's net assets, plus 0.21% on net assets from $60 million to $1 billion, plus 0.18% on net as-sets from $1 billion to $3 billion, plus 0.16% on net assets over $3 billion, plus 3% of the first $40 mil-lion of annual gross income, plus 2.5% of annual gross investment income from $40 million to $100 million and 2.25% of annual

================================================================================

                       gross investment income over $100 million. Assuming net assets of $1.5 billion and gross income levels of 4%, 5%, 6%, 7%, 8% and 9%, management fees would be .32%, .34%, .37%, .39%, .41% and .44%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and execu-tions, preference may be given to brokers that have sold shares of the fund or have provided investment re-search, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or moni-tored for verification, recordkeeping and quality as-surance purposes.

================================================================================

                      PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the catego-ries of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). (See "Purchasing Shares--Sales Charges" below.)

                      TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $473,000 for the fiscal year ended August 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                         AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                   -------------------------------------------------------------
                    SERVICE       ADDRESS                AREAS SERVED
                     AREA
                   -------------------------------------------------------------
                    WEST      P.O. Box 2205                AK, AZ, CA, HI, ID,
                              Brea, CA 92622-2205          MT, NV, OR, UT, WA
                              Fax: 714/671-7080            and outside the U.S.
                   -------------------------------------------------------------
                    CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                    WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                              Fax: 210/530-4050            OK, SD, TX, and WY
                   -------------------------------------------------------------
                    CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                    EAST      Indianapolis, IN 46206-6007  MS, OH, TN and WI
                              Fax: 317/735-6620
                   -------------------------------------------------------------
                    EAST      P.O. Box 2280                CT, DE, FL, GA, MA,
                              Norfolk, VA 23501-2280       MD, ME, NC, NH, NJ,
                              Fax: 804/670-4773            NY, PA, RI, SC, VA,
                                                           VT, WV and
                                                           Washington, D.C.
                   -------------------------------------------------------------
                     ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                     COMPANY AT 800/421-0180 FOR SERVICE.
                   -------------------------------------------------------------


                               [MAP OF THE UNITED STATES OF AMERICA]


                   -------------------------------------------------------------
                   West (light grey); Central-West (white); Central-East
                   (dark grey), East (blue)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE


                      ----------------------------------------------------------
  PURCHASING SHARES    METHOD     INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ----------------------------------------------------------
                                  See "Investment      $50 minimum (except
                                  Minimums and Fund    where a lower
                                  Numbers" for         minimum is noted
                                  initial              under "Investment
                                  investment           Minimums and Fund
                                  minimums.            Numbers").
    Your investment   ----------------------------------------------------------
    dealer can help    By         Visit any            Mail directly to
 you establish your    contacting investment dealer    your investment
  account--and help    your       who is registered    dealer's address
      you add to it    investment in the state         printed on your
 whenever you like.    dealer     where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ----------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                      statement.
                      ----------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ----------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.


                      SHARE PRICE Shares are purchased at the next offering price after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

================================================================================

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                      MINIMUM
                                                      INITIAL    FUND
FUND                                                 INVESTMENT NUMBER
----                                                 ---------- ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R).....................................     $1,000     02
American Balanced Fund(R).........................        500     11
American Mutual Fund(R)...........................        250     03
Capital Income Builder(R).........................      1,000     12
Capital World Growth and Income Fund(SM)..........      1,000     33
EuroPacific Growth Fund(R)........................        250     16
Fundamental Investors(SM).........................        250     10
The Growth Fund of America(R).....................      1,000     05
The Income Fund of America(R).....................      1,000     06
The Investment Company of America(R)..............        250     04
The New Economy Fund(R)...........................      1,000     14
New Perspective Fund(R)...........................        250     07
SMALLCAP World Fund(SM)...........................      1,000     35
Washington Mutual Investors Fund(SM)..............        250     01


                                                      MINIMUM
                                                      INITIAL    FUND
FUND                                                 INVESTMENT NUMBER
----                                                 ---------- ------
BOND FUNDS
American High-Income Municipal Bond Fund(SM)......     $1,000     40
American High-Income Trust(R).....................      1,000     21
The Bond Fund of America(SM)......................      1,000     08
Capital World Bond Fund(R)........................      1,000     31
Intermediate Bond Fund of America(R)..............      1,000     23
Limited Term Tax-Exempt Bond Fund of America(SM)..      1,000     43
The Tax-Exempt Bond Fund of America(SM)...........      1,000     19
The Tax-Exempt Fund of California(R)*.............      1,000     20
The Tax-Exempt Fund of Maryland(R)*...............      1,000     24
The Tax-Exempt Fund of Virginia(R)*...............      1,000     25
U.S. Government Securities Fund(SM)...............      1,000     22

MONEY MARKET FUNDS
The Cash Management Trust of America(R)...........      2,500     09
The Tax-Exempt Money Fund of America(SM)..........      2,500     39
The U.S. Treasury Money Fund of America(SM).......      2,500     49

 --------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

================================================================================

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds)

================================================================================

                       annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management-- Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealer; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be

================================================================================

                       aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

================================================================================

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

================================================================================

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.
                       Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"),
                       personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.
                       ---------------------------------------------------------

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       ---------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.

                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       ---------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                    ---------------------------------------------------------


                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

================================================================================

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without sales charge (any contingent deferred sales charge paid will be credited to your

================================================================================

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

20

                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                                PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 1, 1995

    This document is not a prospectus but should be read in conjunction with the current prospectus dated November 1, 1995 of The Tax-Exempt Bond Fund of America, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

The Tax-Exempt Bond Fund of America, Inc.
Attention:  Secretary
333 South Hope Street
Los Angeles, CA  90071
(213) 486-9200

                               Table of Contents

Item                                                           Page No.



Description of Certain Securities and Investment Techniques     1

Investment Restrictions                                         5

Fund Officers and Directors                                     8

Management                                                      11

Dividends and Distributions                                    14

Additional Information Concerning Taxes                        14

Purchase of Shares                                             17

Shareholder Account Services and Privileges                    19

Execution of Portfolio Transactions                            20

General Information                                            20

Investment Results                                             21

Description of Ratings for Debt Securities                     25

Financial Statements                                            Attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

   INVESTMENT POLICIES -- Up to 35% of the fund's total assets may be invested in tax-exempt securities that are rated below the three highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") (or equivalent securities that are not rated); however investments in securities rated Ba and BB or below (or equivalent securities that are not rated) will be limited to no more than 20% of the fund's assets. Bonds rated BB and below by S&P or Ba and below by Moody's are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.
 CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate/political developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

   MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or public improvements or for lending private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. See "Additional Information Concerning Taxes" below. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

    Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

    Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

 There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

 The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

   WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

    The fund will not use these transactions for leveraging purposes, and will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (in other words, it will have an amount greater than its net assets subject to market risk). Should the fund be in a leveraged position during a period of declining bond prices, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate addetional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- Although the fund has no current intention of doing so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objective, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the Fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last 10 years.

                            INVESTMENT RESTRICTIONS
 The Fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transactions. These restrictions provide that the fund may not:

  1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the fund's total assets would be invested in securities of the issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

  2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to restrictions on disposition, except for repurchase obligations;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

  10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

  11. Invest in companies for the purpose of exercising control or management;

  12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

  13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

  14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

   15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and directors of the fund, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

    For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

    Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval. The fund may not:

 (a) invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

 (b) invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; and

 (c) invest more than 15% of its total assets in securities which are not readily marketable.

                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE          POSITION WITH   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS (POSITIONS WITHIN THE   AGGREGATE
   TOTAL COMPENSATION   TOTAL NUMBER
                               REGISTRANT    ORGANIZATIONS LISTED MAY HAVE CHANGED DURING THIS PERIOD)   COMPENSATION         FROM
ALL FUNDS      OF FUND BOARDS ON WHICH
                                                                       (INCLUDING           MANAGED BY CAPITAL   DIRECTOR SERVES/2/

                                                                       VOLUNTARILY DEFERRED   RESEARCH AND
                                                                       COMPENSATION/1/) FROM THE COMPANY DURING FISCAL YEAR ENDED
AUGUST 31, 1995   MANAGEMENT COMPANY/2/

++ H. Frederick Christie       Director      Private Investor.  The Mission Group (non-utility holding Company, subsidiary of
Southern California Edison Company), former President and Chief Executive Officer    $3,559/3/            $136,600            18

 P.O. Box 144
 Palos Verdes Estates, CA 90274
 Age: 62

 Diane C. Creel                Director      Chairwoman, CEO and President,    $2,931               $30,675             12

 100 W. Broadway                             The Earth Technology Corporation

 Suite 5000
 Long Beach, CA 90802
 Age: 46

 Martin Fenton, Jr.            Director      Chairman, Senior Resource Group    $3,972/3/            $102,700            16

 4350 Executive Drive                        (management of senior living

 Suite 101                                   centers)
 San Diego, CA  92121-2116
 Age: 60

 Leonard R. Fuller             Director      President, Fuller & Company, Inc.    $2,786               $31,575             12

 4337 Marina City Drive                      (financial management consulting

 Suite 841 ETN                               firm)
 Marina del Rey, CA 90292
 Age:  48

+* Abner D. Goldstine          President,    Capital Research and Management    none/4/              none/4/             12

 Age: 65                       PEO and       Company, Senior Vice President

                               Director      and Director

+** Paul G. Haaga, Jr.         Chairman of   Capital Research and Management    none/4/              none/4/             14

 Age: 46                       the Board     Company, Senior Vice President

                                             and Director

 Herbert Hoover III            Director      Private Investor           $3,377               $60,050             14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431
 Age: 67

 Richard G. Newman             Director      Chairman, President and CEO,    $3,991               $39,050             12

 3250 Wilshire Boulevard                     AECOM Technology Corporation

 Los Angeles, CA 90010-1599                  (architectural engineering)
 Age: 60

 Peter Valli                   Director      Chairman and CEO, BW/IP    $3,700               $37,050             12
 200 Oceangate Boulevard                     International Inc. (industrial

 Suite 900                                   manufacturing)
 Long Beach, CA 90802
 Age: 68


+ Directors who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows:

 H. Frederick Christie ($2,113), Martin Fenton, Jr. ($5,807), Richard G. Newman ($7,813) and Peter C. Valli ($6,975).

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

    OFFICERS
(with their principal occupations during the past five years)#

*** Neil L. Langberg, SENIOR VICE PRESIDENT. Capital Research and Management Company,
Vice President, Investment Management Group

** Mary C. Cremin, VICE PRESIDENT AND TREASURER. Capital Research and Management Company,
Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT.  Capital Research and Management Company,
Senior   Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

   * Kimberly S. Verdick, ASSISTANT SECRETARY.  Capital Research and Management
Company,   Assistant Vice President - Fund Business Management Group

** Nymia M. Cucueco, ASSISTANT TREASURER.  Capital Research and Management
Company,
Vice President - Fund Business Management Group

** Anthony W. Hynes, Jr., ASSISTANT TREASURER. Capital Research and Management Company,
  Vice President - Fund Business Management Group

# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025

    No compensation is paid by the fund to any officer or Director who is a Director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of October 1, 1995 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until
February 29, 1996, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

  The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides suitable office space, necessary small office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser.

 The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (see below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Directors not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

 The Agreement provides that the Investment Adviser will reimburse the fund for any expenses incurred by the fund in any fiscal year, exclusive of interest, taxes and brokerage costs and extraordinary expenses such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1.5% of the average daily net assets of the preceding year up to and including $30 million and (b) 1% of any excess of average daily net assets of the preceding year over $30 million. The investment advisory fee is included as an expense of the fund and is subject to the expense limitation described in the preceding sentence.

    During the fiscal years ended August 31, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $5,202,000, $5,180,000 and $4,274,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1995 amounted to $670,000 after allowance of $2,759,000 to dealers. During the fiscal years ended August 31, 1994 and 1993 the Principal Underwriter retained $1,284,000 and $1,698,000 respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund shall be committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

    Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fund's fiscal year ended August 31, 1995, the fund paid or accrued $3,001,000 under the Plan as compensation to dealers. As of August 31, 1995 accrued and unpaid distribution expenses were $653,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND DISTRIBUTIONS - For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any discount or premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.
 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

                    ADDITIONAL INFORMATION CONCERNING TAXES
 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months, and
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate
value of the fund's assets must consist of tax-exempt obligations.   Not later
than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under
Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

    While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

    As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, (corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000). Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.

    The interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

    Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

                               PURCHASE OF SHARES
   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

    1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service, except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.

 All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

 Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of expense items; and

 3. The value of the net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

    In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

    Shareholders purchasing shares at a reduced sales charge under a Statement
indicate their acceptance of these terms with their first purchase    .

   DEALER COMMISSIONS - The following commissions will be paid, as described in the prospectus, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee.) Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS
 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in accounting and auditing.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

   REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio and financial statements and other information. The fund's annual financial statements are audited annually by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Directors.

   PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

   DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1995



Net asset value and redemption price per share

 (Net assets divided by shares outstanding)               $11.94

Maximum offering price per share (100/95.25 of

 per share net asset value, which takes into account

 the fund's current maximum sales charge)                 $12.54



                               INVESTMENT RESULTS
    The fund's yield is 4.89% based on a 30-day (or one month) period ended August 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
 YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where: a = dividends and interest earned during the period.
 b = expenses accrued for the period (net of reimbursements).
 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
 d = the maximum offering price per share on the last day of the period.

    The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended August 31, 1995 was 8.10%

    The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

    The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods ending on August 31, 1995 were 3.55%, 7.54% and 8.33%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.
    During its lifetime, the fund had a total return of 263.6% compared with 289.4% for The Bond Buyer Index./1/ In the period from January 1, 1980, when the Lehman Brothers Municipal Bond Index/2/ began, to August 31, 1995, the fund had a total return of 263.0% and the index showed a 281.4% return.
   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods during which those funds were managed by Capital Research and Management Company since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.
_______________
 /1/ The Bond Buyer Index is unmanaged, reflects no expenses or management fees
and consists of 20 General   Obligation bonds maturing in 20 years and rated A
to AA by Standard & Poor's Corporation.

 /2/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no
expenses or management fees and   consists of a large universe of municipal
bonds issued as state general obligations or revenue bonds with a   minimum
rating of BBB by Standard & Poor's Corporation.

   SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                         ...and taken all distributions

If you had invested                                      in shares, your investment

$10,000 in the fund                                      would have been worth this

this many years ago...                                   much at August 31, 1995



                                 Periods

Number of Years                  9/1-8/31                Value

1                                1994 - 1995             $10,355

2                                1993 - 1995              10,339

3                                1992 - 1995              11,621

4                                1991 - 1995             12,883

5                                1990 - 1995             14,383

6                                1989 - 1995             15,080

7                                1988 - 1995             16,630

8                                1987 - 1995             17,741

9                                1986 - 1995             17,938

10                               1985 - 1995             22,263

11                               1984 - 1995             25,908

12                               1983 - 1995             27,827

13                               1982 - 1995             32,370

14                               1981 - 1995             40,681

15                               1980 - 1995             37,052

16                               1979*- 1995             36,356




ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND
WITH DIVIDENDS REINVESTED
(FOR THE LIFETIME OF THE FUND OCTOBER 3, 1979 THROUGH AUGUST 31,  1995)

                      COST OF SHARES                                                          VALUE OF SHARES**


Fiscal     Annual     Dividends    Total        From        From         From         Total
Year End   Dividends   (cumulative)   Investment   Initial     Capital Gains   Dividends    Value
Aug. 31                            Cost         Investment   Reinvested    Reinvested





1980*      $ 553      $ 553        $ 10,553     $ 8,819     $ 0          $ 529        $ 9,348

1981       779        1,332        11,332       7,362       0            1,146          8,508

1982       932        2,264        12,264       8,362       0            2,333         10,695

1983       978        3,242        13,242       8,971       0            3,473         12,444

1984       1,026      4,268        14,268       8,895       0            4,466         13,361

1985       1,182      5,450        15,450       9,543       0            6,012         15,555

1986       1,297      6,747        16,747       10,962      53           8,297         19,312

1987       1,335      8,082        18,082       10,267      192          9,056         19,515

1988       1,390      9,472        19,472       10,162      307          10,358        20,827

1989       1,499      10,971       20,971       10,467      317          12,176        22,960

1990       1,573      12,544       22,544       10,267      311          13,494        24,072

1991       1,621      14,165       24,165       10,762      326          15,801        26,889

1992       1,722      15,887       25,887       11,219      339          18,235        29,793

1993       1,773      17,660       27,660       11,838      577          21,078        33,493

1994       1,874      19,534       29,534       11,095      773          21,578       33,446

1995       2,011      21,545       31,545       11,371      792          24,193       36,356


The dollar amount of capital gain distributions during the period was $771.
* From inception on October 3, 1979
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.
[/R]
                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES
 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:
BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --
 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."
COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

 -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS -- "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES -- "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --
The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation."


THE TAX-EXEMPT BOND FUND OF AMERICA
Investment Portfolio, August 31, 1995



GEOGRAPHIC BREAKDOWN

California --                                                       12.60%

New York --                                                         11.61%

Illinois --                                                         9.04%

Washington --                                                       7.66%

Pennsylvania --                                                     6.01%

Michigan --                                                         4.55%

Other States --                                                     43.83%

Cash & Short-Term Securities --                                     4.70%



QUALITY RATING

Aaa/AAA --                                                          29%

Aa/AA --                                                            18%

A/A --                                                              19%

Baa/BBB --                                                          26%

Below investment grade --                                           8%



                                                                    Principal       Market

                                                                    Amount          Value

                                                                    (000)           (000)

TAX-EXEMPT SECURITIES MATURING IN MORE THAN

 ONE YEAR - 95.30%



ALABAMA - 0.18%

 The Industrial Development Board of the City of

  Mobile, Solid Waste Revenue Refunding Bonds (Mobile

   Energy Services Company, L.L.C. Projects), Series

    1995, 6.95% 2020                                                $2,500          $2,579



ALASKA - 0.97%

 Alaska Housing Finance Corporation:

  Insured Mortgage Program Refunding Bonds, 1990

   First Series, 7.80% 2030                                         5,900           6,219

  Collateralized Bonds (Veterans Mortgage

   Program), Series 1992A-1, 6.75% 2032                             4,800           4,914

 City of Valdez, Marine Terminal Revenue Refunding

  Bonds (BP Pipelines (Alaska) Inc. Project), Series

   1993 B, 5.50% 2028                                               3,000           2,722



ARIZONA - 0.22%

 State Transportation Board, Subordinated Highway

  Revenue Bonds, Series 1992B, 6.50% 2008

   (Prerefunded 2002)                                               1,850           2,078

 Salt River Project Agricultural Improvement and

  Power District, Electric System Revenue Bonds,

   Refunding Series A, 7.875% 2028 (Prerefunded 1998)               1,000           1,102



CALIFORNIA - 12.60%

 General Obligation Bonds, 6.75% 2002                               5,000           5,547

 Various Purpose General Obligation Bonds,

  6.75% 2006                                                        1,000           1,122

 California Health Facilities Financing Authority:

  Downey Community Hospital, Series 1993:

   5.00% 2001                                                       1,000           994

   5.75% 2015                                                       4,990           4,709

  Kaiser Permanente Medical Care Program, Semiannual

   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025              5,000           4,528

 Public Works Board, Lease Revenue Bonds:

  (California Community Colleges), 1994 Series B

   (Various Community College Projects):

   6.75% 2005                                                       2,505           2,742

   7.00% 2007                                                       1,315           1,450

  Department of Corrections:

   (Various State Prisons), 1993 Series A, AMBAC

    Insured, 5.25% 2005                                             3,800           3,897

   (California State Prison-Lassen County,

    Susanville), 1993 Series D, 5.20% 2007                          3,760           3,641

 Statewide Communities Development Authority:

  Children's Hospital of Los Angeles, MBIA Insured,

   6.00% 2008                                                       3,415           3,624

 St. Joseph Health System Obligated Group,

  Certificates of Participation:

   6.50% 2004                                                       1,540           1,659

   5.50% 2014                                                       4,000           3,733

   5.50% 2023                                                       2,700           2,451

 Castaic Lake Water Agency Financing Corporation,

  Refunding Revenue Certificates of Participation

   (Water System Improvement Projects), Series 1994A,

    MBIA Insured:

   7.25% 2010                                                       1,245           1,472

   7.00% 2011                                                       2,400           2,756

 Central Valley Financing Authority, Cogeneration

  Project Revenue Bonds, (Carson Ice-Gen Project)

   Series 1993, 6.10% 2013                                          1,000           973

 Culver City Redevelopment Financing Authority, 1993

  Tax Allocation Refunding Revenue Bonds, AMBAC

   Insured, 5.00% 2023                                              6,135           5,313

 City of Los Angeles:

  State Building Authority Lease Revenue Bonds,

   Series 1988 A, 7.20% 2004                                        3,250           3,443

  State Building Authority Lease Revenue Refunding

   Bonds, (State of California Department of General

    Services Lease), 1993 Series A:

   5.375% 2006                                                      3,800           3,720

   5.50% 2007                                                       7,295           7,177

  Convention and Exhibition Center Authority,

   Certificates of Participation:

   7.375% 2018 (Prerefunded 1999)                                   1,000           1,128

   7.00% 2020 (Prerefunded 1999)                                    2,750           3,066

  Regional Airports Improvement Corporation,

   Facilities Lease Refunding Revenue Bonds,

    Issue of 1992, United Air Lines, Inc. (Los

     Angeles International Airport), 6.875% 2012                    2,000           2,034

  Department of Water and Power, Electric Revenue

   Bonds, 7.10% 2031 (Prerefunded 2001)                             3,000           3,371

 Foothill/Eastern Transportation Corridor Agency

  Toll Road Revenue Bonds, Series 1995A (Fixed

   Rate) Senior Lien Current Interest Bonds,

    6.00% 2034                                                      5,000           4,576

 La Quinta Redevelopment Agency Project (Tax

  Allocation Refunding Bonds), Series 1994, MBIA

   Insured, 7.30% 2009                                              1,250           1,484

 County of Los Angeles, Certificates of

  Participation (Marina Del Rey), Series A:

  6.25% 2003                                                        5,500           5,419

  6.50% 2008                                                        4,750           4,760

 County of Los Angeles, Pension Obligation

  Certificates, Series A, 6.875% 2006                               10,925          11,285

 The Metropolitan Water District of Southern

  California, Waterworks General Obligation Refunding

   Bonds, 1993 Series A1, 5.50% 2010                                3,000           2,991

 Northern California Power Agency, Geothermal

  Project #3, Special Revenue Bonds, 1993 Refunding

   Series A, 5.60% 2006                                             3,000           3,022

 Orange County Local Transportation Authority,

  (Orange County, California) Measure M Sales Tax

   Revenue Bonds (Limited Tax Bonds):

  Second Senior Bonds, Series 1992, FGIC Insured,

   5.90% 2006                                                       1,200           1,244

  First Senior Bonds, MBIA Insured, 6.00% 2009                      2,000           2,046

 County of Orange (Aliso Viejo), Special Tax Bonds

  of Community Facilities District No. 88-1,

   Series A of 1992:

  6.70% 2002 (Escrowed to maturity)                                 1,740           1,941

  7.15% 2006 (Prerefunded 2002)                                     2,000           2,340

  7.35% 2018 (Prerefunded 2002)                                     10,000          11,819

 South Orange County, Public Financing Authority

  Special Tax Revenue Bonds, 1994 Series B (Junior

   Lien Bonds):

  6.65% 2003                                                        1,000           1,018

  6.75% 2004                                                        2,385           2,427

 Pleasanton Joint Powers Financing Authority

  Reassessment Revenue Bonds, 1993 Series A:

  5.40% 1999                                                        4,085           4,111

  5.70% 2001                                                        500             504

  6.15% 2012                                                        7,000           6,956

 Riverside County Transportation Commission, Sales

  Tax Revenue Bonds (Limited Tax Bonds), 1991

   Series A, 6.50% 2009                                             3,600           3,757

 City of Los Angeles, Wastewater System Revenue

  Bonds, Refunding Series 1993 D, FGIC Insured,

   5.20% 2021                                                       2,500           2,240

 Sacramento City Financing Authority, 1991 Revenue

  Bonds, 6.80% 2020 (Prerefunded 2001)                              5,000           5,712

 Sacramento Cogeneration Authority, Cogeneration

  Project Revenue Bonds, (Procter & Gamble Project),

   1995 Series, 6.375% 2010                                         1,000           1,014

 San Francisco Bay Area Rapid Transit District,

  Sales Tax Revenue Refunding Bonds, Series 1990,

   AMBAC Insured, 6.75% 2009                                        3,250           3,497

 Redevelopment Agency of the City and County of

  San Francisco Refunding Lease Revenue Bonds,

   Series 1991 (George R. Moscone Convention

    Center), 5.50% 2018                                             6,000           5,396

 San Joaquin Hills Transportation Corridor Agency

  (Orange County), Senior Lien Toll Road Revenue

   Bonds, 0% 2000                                                   4,525           3,404

 The Regents of the University of California

  (Various University of California Projects),1993:

   Series A:

   5.40% 2008                                                       4,000           3,871

   5.50% 2021                                                       3,500           3,157

   Series B, 5.375% 2009                                            2,000           1,905

 The Regents of the University of California Revenue

  Bonds, Series A, MBIA Insured, 6.90% 2015

   (Prerefunded 1997)                                               2,750           2,963



COLORADO - 3.51%

 Arapahoe County, Capital Improvement Trust Fund

  Highway Revenue Bonds (E-470 Project):

   6.90% 2015                                                       5,750           5,904

   6.95% 2020                                                       20,500          21,066

 Colorado Housing And Finance Authority,

  Multi-Family Housing Insured Mortgage Revenue Bonds, 1982

   Series A, 9.00% 2025                                             1,780           1,780

 City and County of Denver, Airport System Revenue

  Bonds, Series 1992A, 7.25% 2025                                   19,800          21,210



DISTRICT OF COLUMBIA - 3.13%

 District of Columbia (Washington, D.C.), General

  Obligation Bonds:

   Series 1990 A, AMBAC Insured, 7.25% 2005

    (Prerefunded 2000)                                              2,500           2,838

   Series 1993 C, 5.25% 2000                                        4,000           3,915

   Series 1993 A, 5.75% 2003                                        3,000           2,916

   Series 1992 B, MBIA Insured, 6.125% 2003                         1,750           1,851

   AMBAC Insured, 5.20% 2004                                        1,500           1,493

   Series 1993 A, AMBAC Insured, 5.875% 2005                        7,000           7,249

   Series A-1, MBIA Insured, 4.95% 2005                             1,250           1,205

   Series 1993 C, 5.75% 2005                                        2,500           2,365

   Series B-2, FSA Insured, 5.50% 2007                              8,725           8,628

   Series B-1, AMBAC Insured, 5.50% 2009                            8,500           8,201

 Hospital Revenue Refunding Bonds

  (Medlantic Healthcare Group, Inc. Issue):

   Series 1992 A, 7.00% 2005                                        2,000           2,060

   Series 1993 A, MBIA Insured, 5.25% 2012                          2,000           1,840



FLORIDA - 1.03%

 Broward County, Resource Recovery Revenue Bonds,

  Series 1984: North Project,

   North Project, 7.95% 2008                                        4,830           5,412

   South Project, 7.95% 2008                                        1,240           1,389

 The Crossing at Fleming Island Community Development

  District (Clay County), Special Assessment Bonds,

   Series 1995, 8.25% 2016                                          1,125           1,162

 Mid-Bay Bridge Authority Revenue Refunding Bonds:

  Series 1993A, 8.50% 2022                                          4,000           4,647

  Series 1993D, 6.125% 2022                                         2,150           2,045



GEORGIA - 1.57%

 General Obligation Bonds, 1995 D, 6.75% 2001                       5,410           6,173

 City of Atlanta, Airport Facilities Revenue

  Refunding Bonds, Series 1994A, AMBAC Insured:

   6.50% 2008                                                       1,500           1,663

   6.50% 2009                                                       1,000           1,102

 City of Atlanta, Special Purpose Facilities

  Revenue Refunding Bonds (Delta Air Lines, Inc.

   Project), Series 1989 A, 7.50% 2019                              4,500           4,727

 Fulco Hospital Authority Revenue Anticipation

  Certificates (St. Joseph's Hospital of Atlanta,

   Inc.), Series 1994, 4.80% 2001                                   2,305           2,219

 Fulco Hospital Authority Revenue Anticipation

  Certificates (Georgia Baptist Health Care System

   Project), Series 1992:

   A 6.40% 2007                                                     1,000           1,016

   A 6.375% 2022                                                    1,595           1,504

   B 6.375% 2022                                                    910             856

 Development Authority of Fulton County, Special

  Facilities Revenue Bonds (Delta Air Lines, Inc.

   Project), Series 1992, 6.95% 2012                                3,000           3,104



HAWAII - 0.07%

 State General Obligation Refunding Bonds of 1993,

  Series C, 5.125% 2009                                             1,000           973



ILLINOIS - 9.04%

 State of Illinois, Civic Center Bonds (Special State

  Obligation Bonds), Series 1991, AMBAC Insured, 6.25%

   2020                                                             2,000           2,098

 Build Illinois Bonds (Sales Tax Revenue Bonds),

  Series O, 6.00% 2002                                              1,000           1,071

 Health Facilities Authority:

  Revenue Refunding Bonds (The Carle Foundation),

   FGIC Insured, Series 1989 A, 6.00% 2015                          3,000           3,002

  Revenue Bonds (Rush-Presbyterian St. Luke's Medical

   Center Obligated Group), MBIA Insured, Series 1993,

    5.25% 2013                                                      1,875           1,711

  Revenue Bonds, Series 1992 (Edward Hospital

   Association Project), 7.00% 2022                                 1,000           1,043

  Refunding Bonds, Series 1993 A (Edward Hospital

   Project), 6.00% 2019                                             1,435           1,349

  Revenue and Revenue Refunding Bonds

   (Evangelical Hospitals Corporation):

   Series A, 6.25% 2022                                             2,000           1,977

   Series C, 6.25% 2022                                             4,000           3,969

  Revenue Bonds, Series 1994 A (Northwestern Memorial

   Hospital), 6.00% 2024                                            13,000          12,737

  Revenue Bonds, Series 1993 (OSF Healthcare System):

   5.75% 2007                                                       5,760           5,813

   6.00% 2013                                                       5,000           4,907

   6.00% 2023                                                       10,000          9,593

 Regional Transportation Authority, Cook, DuPage,

  Kane, Lake, McHenry and Will Counties, Illinois

   General Obligation Bonds:

  Series 1994D, 7.75% 2019                                          4,500           5,572

  Series 1990A 7.20% 2020                                           1,000           1,173

 City of Chicago:

  Chicago-O'Hare International Airport:

   General Airport Second Lien Revenue Refunding Bonds,

    1993 Series C, MBIA Insured, 5.00% 2018                         10,000          8,800

   Special Facilities Revenue Bonds for United

    Airlines:

    1984 Series C, 8.20% 2018                                       1,230           1,340

    1988 Series B, 8.85% 2018                                       1,940           2,205

   Special Facilities Revenue Refunding Bonds

    (Delta Airlines, Inc. Terminal), 6.45% 2018                     7,435           7,399

   Special Facilities Revenue Refunding Bonds,

    Series 1994 (American Airlines, Inc. Project),

     8.20% 2024                                                     2,750           3,145

  Skyway Toll Bridge Refunding Revenue Bonds,

   Series 1994:

   6.50% 2010                                                       13,750          13,934

   6.75% 2014                                                       6,500           6,625

   6.75% 2017                                                       1,925           1,962

  Water Revenue Bonds, Refunding

   Series 1993, FGIC Insured, 6.50% 2011                            4,345           4,767

 Public Building Commission of Chicago, Building

  Revenue Bonds (Board of Education of the City

   of Chicago), MBIA Insured,

    Series A of 1993, 5.75% 2018                                    8,000           7,770

 Metropolitan Pier and Exposition Authority,

  McCormick Place Expansion Project Bonds,

   Current Interest Bonds, Series 1992 A,

   6.50% 2027                                                       4,000           4,060

 Metropolitan Water Reclamation District of Greater

  Chicago, Series B:

   Capital Improvement Bonds, 5.25% 2004                            5,000           5,159

   Refunding Bonds, 5.30% 2005                                      5,325           5,477



INDIANA - 2.70%

 Housing Finance Authority, Single Family Mortgage

  Refunding Revenue Bonds, 1992 Series A, 6.75% 2010                1,660           1,735

 Transportation Finance Authority, Airport

  Facilities Lease Revenue Bonds, Series A:

   6.50% 2007                                                       7,000           7,446

   6.75% 2011                                                       2,400           2,513

 City of East Chicago, Pollution Control Refunding

  Revenue Bonds:

   (Inland Steel Company Project No. 10), Series 1993,

    6.80% 2013                                                      6,000           6,093

   (Inland Steel Company Project No. 11), Series 1994,

    7.125% 2007                                                     3,000           3,124

 Hospital Authority of the City of Fort Wayne,

  Revenue Bonds (Parkview Memorial Hospital, Inc.

   Project), Series 1992:

   6.375% 2013                                                      6,000           6,060

   6.40% 2022                                                       8,000           8,049

 Indianapolis Local Public Improvement Bond Bank,

  Series 1992 D Bonds, 6.60% 2007                                   1,960           2,088

 City of Sullivan, Pollution Control Revenue

  Refunding Bonds (Indiana Michigan Power Company

   Project), Series C, 5.95% 2009                                   1,300           1,281



KENTUCKY - 0.21%

 The Turnpike Authority of Kentucky, Resource

  Recovery Road Revenue Refunding Bonds, 1981

   Series A, 13.125% 2009 (Prerefunded 1997)                        390             453

 Kenton County Airport Board, Special Facilities

  Revenue Bonds (Delta Air Lines, Inc. Project):

   7.80% 2015                                                       1,000           1,063

   1992 Series B, 7.25% 2022                                        1,350           1,420



LOUISIANA - 3.91%

 Industrial Development Board of the Parish of

  Calcasieu, Inc. (Louisiana) Pollution Control

   Revenue Refunding Bonds (Gulf States Utilities

    Company Project), Series 1992,  6.75% 2012                      4,000           4,026

 Offshore Terminal Authority, Deepwater Port

  Refunding Revenue Bonds (LOOP INC. Project):

  First Stage Series B, 6.25% 2004                                  2,200           2,364

  First Stage Series E, 7.45% 2004                                  1,000           1,123

 Lake Charles Harbor and Terminal District, Port

  Facilities Revenue Refunding Bonds (Trunkline

   LNG Company Project), Series 1992, 7.75% 2022                    28,000          31,258

 Orleans Levee District, Levee Improvement Fixed Rate

  Refunding Bonds, Series 1987 A, 8.25% 2014                        10,420          10,759

 Parish of St. Charles, Adjustable/Fixed Rate

  Pollution Control Revenue Bonds (Louisiana

   Power & Light Company Project),

    Series 1984, 8.25% 2014                                         5,490           6,121



MAINE - 0.55%

 Maine State Housing Authority, Mortgage Purchase

  Bonds,1994 Series C-1, 5.90% 2015                                 4,135           4,199

 Town of Skowhegan, Maine, Pollution Control Revenue

  Refunding Bonds, Series 1993 (Scott Paper Company

   Project), 5.90% 2013                                             3,710           3,625



MARYLAND - 1.65%

 State General Obligation Bonds, State

  and Local Facilities Loan of 1993, Second Series

   (Capital Improvement and Refunding Bonds),

    5.00% 2004                                                      1,700           1,740

 Community Development Administration, Department

  of Housing and Community Development, Single

   Family Program Bonds, 1990 First Series,

    7.60% 2017                                                      5,920           6,316

 Health and Higher Educational Facilities Authority:

  Revenue Bonds, Howard County General Hospital

   Issue, Series 1993:

   5.50% 2013                                                       2,300           2,041

   5.50% 2021                                                       6,225           5,219

  Project and Refunding Revenue Bonds, Peninsula

   Regional Medical Center Issue, Series 1993,

    5.25% 2012                                                      1,000           930

 John Hopkins Hospital Issue, Revenue Refunding

  Bonds, Series 1993, 5.00% 2023                                    1,000           862

 Calvert County, Maryland Economic Development

  Revenue Bonds (Asbury-Solomons Island Facility),

   Series 1995, 8.625% 2024                                         2,500           2,680

 Prince George's County, Hospital Revenue Bonds:

  5.30% 2024                                                        3,305           2,810

  (Dimensions Health Corporation Issue) Series

   1992, 7.25% 2017 (Prerefunded 2002)                              750             875



MASSACHUSETTS - 3.25%

 General Obligation Bonds Consolidated Loan of

  1989, Series D, MBIA Insured, 7.00% 2009

   (Prerefunded 1999)                                               1,000           1,118

 Massachusetts Health and Educational Facilities

  Authority, Revenue Bonds, Dana-Farger Cancer

   Institute Issue, Series G-1, 5.50% 2027                          2,500           2,194

 Health and Educational Facilities Authority,

  Revenue Bonds:

   Brigham and Women's Hospital Issue, Series D,

    6.75% 2024                                                      7,000           7,275

   New England Deaconess Hospital Issue, Series C,

    7.20% 2022                                                      2,000           2,111

 Massachusetts Bay Transportation Authority, General

  Transportation System Bonds, 1994 Series A

   Refunding Bonds, 7.00% 2007                                      10,110          11,632

 City of Boston,  Massachusetts Revenue Refunding

  Bonds, Boston City Hospital (FHA-Insured Mortgate):

  7.625% 2021                                                       980             1,123

  5.75% 2023                                                        8,000           7,528

 Massachusetts Water Resources Authority:

  General Revenue Bonds, 1990 Series A, 7.50% 2009

   (Prerefunded 2000)                                               9,500           10,848

  General Revenue Refunding Bonds, 1993 Series B,

   5.25% 2009                                                       2,500           2,439



MICHIGAN - 4.55%

 The Economic Development Corporation of Dickinson

  County (Michigan), Series 1969, Solid Waste

   Disposal Refunding Revenue Bonds, Champion

    International Corp. Project, 6.55% 2007                         3,000           3,122

 Job Development Authority, Pollution

  Control Revenue Bonds (Chrysler Corporation

   Project), Series 1984, 5.70% 1999                                7,000           7,182

 State Housing Development Authority, Rental Housing

  Revenue Bonds, 1994 Series A, 6.20% 2003                          600             627

 State Hospital Finance Authority, Hospital Revenue

  Refunding Bonds (McLaren Obligated Group),

   Series 1993A, 5.375% 2013                                        2,985           2,728

 Michigan State Hospital Finance Authority, Hospital

  Revenue and Refunding Bonds (The Detroit Medical

   Center Obligated Group), Series 1993 B, 5.50% 2023               2,000           1,762

 Michigan State Hospital Finance Authority, Hospital

  Revenue Refunding Bonds (Genesys Health System

   Obligated Group), Series 1995A:

   7.10% 2002                                                       1,955           2,069

   8.00% 2005                                                       8,880           9,819

   8.10% 2013                                                       5,000           5,375

   8.125% 2021                                                      4,500           4,847

   7.50% 2027                                                       3,925           4,019

 City of Detroit, Michigan, General Obligation

  Refunding Bonds (Unlimited Tax), Series 1995-B:

  6.25% 2001                                                        6,085           6,310

  6.75% 2003                                                        2,000           2,126

  7.00% 2004                                                        2,500           2,695

  6.25% 2005                                                        3,625           3,706

  6.25% 2010                                                        1,250           1,238

 City of Royal Oak Hospital Financing Authority,

  Hospital Revenue Refunding Bonds (William Beaumont

   Hospital), Series 1993 G, 5.25% 2019                             8,000           7,117



MINNESOTA - 0.54%

 Housing and Redevelopment Authority of the City

  of Saint Paul, Hospital Facility Revenue

   Bonds (Healtheast Project), Series 1987-B:

  9.75% 2017 (Prerefunded 1997)                                     2,770           3,098

  9.75% 2017 (Prerefunded 1997)                                     4,095           4,580



MISSISSIPPI - 2.43%

 Claiborne County Adjustable/Fixed Rate Pollution

  Control Revenue Bonds (Middle South Energy, Inc.

   Project):

   Series A, 9.50% 2013                                             1,550           1,801

   Series B, 8.25% 2014                                             4,750           5,204

   Series C, 9.875% 2014                                            23,535          27,629



NEW HAMPSHIRE - 0.25%

 New Hampshire Higher Educational and Health

  Facilities Authority Revenue Bonds, Dartmouth

   College Issue, Series 1993, 5.375% 2023                          1,000           931

 Business Finance Authority, Pollution Control

  Refunding Revenue Bonds (The United Illuminating

   Company Project), Series A 1993, 5.875% 2033                     2,985           2,685



NEW JERSEY - 0.90%

 New Jersey Economic Development Authority, First

  Mortgage Revenue Fixed Rate Bonds (Fellowship

   Village Project), Series 1995A, 9.25% 2025                       7,000           7,454

 New Jersey Housing and Mortgage Finance Agency,

  Section 8 Bonds, 1991 Series A:

   6.80% 2005                                                       2,570           2,754

   6.85% 2006                                                       2,500           2,679



NEW MEXICO - 0.27%

 Mortgage Finance Authority, Single Family Mortgage

  Purchase Refunding Senior Bonds, 1992 Series

   A-1, 6.85% 2010                                                  3,660           3,865



NEW YORK - 11.61%

 Dormitory Authority of the State of New York:

  State University Educational Facilities Revenue

   Refunding Bonds:

    Series 1990 B, 7.50% 2011                                       1,720           1,989

    Series 1990 A, 7.50% 2013                                       4,500           5,246

    Series 1990 B, 7.00% 2016                                       1,000           1,064

  City University System, Consolidated Second

   General Resolution Revenue Bonds:

    Series 1990 F, FGIC Insured, 7.50% 2020

     (Prerefunded 2000)                                             7,100           8,184

   Series G, 5.00% 2002                                             2,000           1,957

 Environmental Facilities Corporation, State Water

  Pollution Control Revolving Fund Revenue Bonds

  (New York City Municipal Water Finance Authority

    Project):

   Series 1994 A, 5.75% 2009                                        8,380           8,604

   Series 1991 E, 6.875% 2010                                       1,500           1,636

   Series 1990 A, 7.50% 2012                                        500             559

 Local Government Assistance Corporation:

  Series 1991 A Bonds, 7.00% 2016 (Prerefunded 2001)                7,000           7,991

  Series 1991 B Bonds, 7.50% 2020 (Prerefunded 2001)                6,925           8,074

  Series 1991 C Bonds, 0% 2005                                      5,000           3,066

  Series 1991 D Bonds, 7.00% 2011                                   2,000           2,212

  Series 1991 D Bonds, 7.00% 2018 (Prerefunded 2001)/2/             8,650           9,988

  Series 1991 D Bonds, 6.75% 2021 (Prerefunded 2002)                1,350           1,541

  Series 1992 C Bonds, 5.50% 2022                                   1,000           931

 New York State Medical Care Facilities Finance

  Agency, FHA-Insured Mortgage Project Revenue Bonds,

   1995 Series D, AMBAC Insured, 5.75% 2025                         1,000           971

 State Medical Care Facilities Finance Agency,

  Mental Health Services Facilities Improvement

   Revenue Bonds:

   1991 Series A, 7.50% 2021 (Prerefunded 2001)                     3,645           4,239

   1993 Series F, Refunding, 4.60% 1999                             1,000           993

   1994 Series A, 5.10% 2003                                        1,720           1,673

 Urban Development Corporation, Correctional

  Capital Facilities Revenue Bonds:

   Series 1993 A, Refunding Series, 5.30% 2005                      2,800           2,684

   Series 2, 6.50% 2021 (Prerefunded 2001)                          3,700           4,064

   Series 1993, 5.25% 2003                                          4,500           4,424

  Metropolitan Transit Authority, Transit Facilities

   Service Contract Bonds, Series O and P,

    5.375% 2002                                                     4,000           4,049

 Battery Park City Authority, Revenue Refunding

  Bonds, Series 1993 A:

   5.00% 2008                                                       2,250           2,129

   5.25% 2017                                                       7,500           6,730

   4.75% 2019                                                       18,000          14,849

 The City of New York, General Obligation Bonds,

  Fiscal 1995 Series F:

   6.375% 2006                                                      3,000           3,103

   6.60% 2010                                                       2,000           2,039

   6.625% 2025                                                      1,500           1,522

 City of New York General Obligation Bonds:

  Fiscal 1992 Series H, 6.875% 2002                                 1,900           2,030

  Fiscal 1993 Series A, 6.25% 2003                                  4,200           4,305

  Fiscal 1991 Series B, 8.25% 2006                                  1,500           1,766

  Fiscal 1994 Series C, 5.50% 2007                                  4,000           3,826

  Fiscal 1995 Series E, MBIA Insured, 6.20% 2008                    3,000           3,271

 New York City, Municipal Water Finance Authority,

  Water and Sewer System Revenue Bonds:

   Fiscal 1989 Series B, FGIC Insured,

    7.625% 2017 (Prerefunded 1998)                                  3,000           3,325

   Fiscal 1991 Series C, 7.75% 2020 (Prerefunded 2001)              5,000           5,897

   Fiscal 1994 Series B, 4.875% 2002                                3,000           3,011

   Fiscal 1994 Series B, 5.50% 2019                                 2,000           1,853

 New York City Transit Authority, Transit

  Facilities Revenue Bonds (Livingston Plaza

   Project), Series 1990, FSA Insured, 7.50% 2020

    (Prerefunded 2000)                                              4,000           4,560

 Triborough Bridge and Tunnel Authority, General

  Purpose and Revenue Bonds:

   Series K, 8.25% 2017 (Prerefunded 1997)                          1,000           1,076

   Series S, 7.00% 2021 (Prerefunded 2001)                          11,400          12,913

   Series Y, 6.00% 2012                                             1,000           1,035



NORTH CAROLINA - 1.91%

 Eastern Municipal Power Agency, Power System Revenue

  Bonds:

   Refunding Series 1993 C, 5.00% 2002                              1,000           968

   Refunding Series 1993 C, 5.25% 2004                              2,000           1,909

   Refunding Series 1993 C, 5.50% 2007                              5,250           5,086

   1993 B, 6.00% 2006                                               3,000           2,995

   1993 B, 7.00% 2008                                               10,045          10,729

   1993 B, 7.25% 2007                                               5,000           5,452



OHIO - 0.12%

 County of Franklin, Hospital Facilities Revenue

  Refunding and Improvement Bonds (Doctors Hospital

   Project), 5.60% 2006                                             1,750           1,772



OKLAHOMA - 0.19%

 Grand River Dam Authority, Revenue Bonds, Refunding

  Series 1995, AMBAC Insured, 6.25% 2011                            2,500           2,720



PENNSYLVANIA - 6.01%

 Pennsylvania Convention Center Authority Refunding

  Revenue Bonds, 1994 Series A, 6.25% 2004                          10,000          10,390

 Higher Educational Facilities Authority, Revenue

  Bonds (Thomas Jefferson University), 1992

   Series A, 6.625% 2009                                            1,250           1,332

 Housing Finance Authority, Single Family Mortgage

  Revenue Bonds:

   Series 1990-29A, 7.375% 2016                                     3,575           3,842

   Series 1992-33, 6.85% 2009                                       1,000           1,078

 The Pennsylvania Industrial Development Authority,

  Economic Development Revenue Bonds, Series 1994,

   AMBAC Insured, 7.00% 2007                                        1,750           2,029

 The Hospitals and Higher Education Facilities

  Authority of Philadelphia:

  Hospital Revenue Bonds (The Children's Hospital of

   Philadelphia Project):

   Series A of 1992, 6.50% 2009 (Prerefunded 2002)                  4,500           5,040

   Series A of 1992, 6.50% 2021 (Prerefunded 2002)                  3,000           3,360

   Series A of 1993, 5.00% 2021                                     10,500          9,041

  Frankford Hospital, Series A:

   6.00% 2014                                                       1,805           1,651

   6.00% 2023                                                       7,250           6,311

 The Hospital Authority of Philadelphia Hospital

  Revenue Bonds (Temple University Hospital):

   Series of 1993 A, 6.50% 2008                                     12,500          12,902

   Series of 1983, 6.625% 2023                                      20,385          20,382

 City of Pottsville Hospital Authority, Hospital

  Revenue Bonds (The Pottsville Hospital and Warne

   Clinic), Series of 1994, 7.25% 2024                              8,500           8,230



RHODE ISLAND - 2.25%

 Convention Center Authority Refunding Revenue

  Bonds, MBIA Insured:

  1993 Series B, 5.00% 2008                                         2,790           2,691

  1993 Series A, 5.00% 2010                                         3,190           2,969

  1993 Series B, 5.25% 2015                                         5,000           4,657

 Depositors Economic Protection Corporation, Special

  Obligation Bonds:

   1993 Series A, MBIA Insured, 5.75% 2012                          4,850           4,834

   1992 Series A, FSA Insured, 6.625% 2019

    (Prerefunded 2002)                                              1,000           1,133

   1993 Series A, 5.75% 2021                                        6,500           6,015

   1993 Series A, 6.375% 2022                                       7,000           7,104

 Housing and Mortgage Finance Corporation,

  Homeownership Opportunity Bonds, Series 3-A,

   7.80% 2010                                                       2,500           2,685



SOUTH DAKOTA - 0.21%

 South Dakota Housing Development Authority,

  Homeownership Mortgage Bonds, 1995 Series A and B,

   6.00% 2023                                                       2,945           2,969



TENNESSEE - 2.42%

 The Health and Educational Facilities Board of the

  Metropolitan Government of Nashville and Davidson

   County, Tennessee,  9.25% 2024                                   6,600           6,960

 Memphis-Shelby County Airport Authority, Special

  Facilities Revenue Bonds, Refunding Series 1992

   (Federal Express Corporation), 6.75% 2012                        26,375          27,549



TEXAS - 3.80%

 National Research Laboratory Commission General

  Obligation Bonds, Series 1990 (Superconducting

   Super Collider Project), 7.125% 2020

    (Prerefunded 2000)                                              14,450          16,279

 City of Austin, Combined Utility Systems Revenue

  Refunding Bonds, Series 1990 A, FGIC Insured,

   6.00% 2010                                                       2,000           2,023

 Dallas-Fort Worth International Airport, Facility

  Improvement Corporation (Delta Air Lines, Inc.),

   Revenue Refunding Bonds, Series 1993, 6.25% 2013                 6,420           6,296

 Fort Worth Independent School District (Tarrant

  County, Texas), Unlimited Tax Refunding Bonds,

   Series 1993, 4.90% 2002                                          2,875           2,918

 Harris County Health Facilities Development

  Corporation, SCH Health Care System Revenue Bonds

   (Sisters of Charity of the Incarnate Word,

    Houston, Texas), Series 1991A, 7.10% 2021                       8,000           8,655

 Harris County Toll Road, Unlimited Tax and

  Subordinate Lien Revenue Bonds, Series 1984,

   10.375% 2014 (Prerefunded 1998)                                  1,000           1,143

 North Central Texas Health Facilities Development

  Corporation, Hospital Revenue Bonds

   (Presbyterian Healthcare System Project),

    Series 1993, 5.90% 2021                                         3,000           2,903

 Northside Independent School District (Bexar,

  Medina, and Bandera Counties, Texas), Unlimited

   Tax School Building Bonds, Series 1991, 6.375% 2008              4,000           4,160

 Tomball Hospital Authority, Hospital Revenue

  Refunding Bonds, Series 1993, Tomball Regional

   Hospital, 6.125% 2023                                            7,250           6,501

 Village at Western Oaks Municipal Utility District,

  City of Austin, Texas Contract Revenue Refunding

   Bonds, Series 1991, FGIC Insured, 6.50% 2009                     3,000           3,164



UTAH - 2.42%

  Housing Finance Agency, Single Family Mortgage

   Bonds, 1995 Issue E (Federally Insured or

    Guaranteed Mortgage Loans), 5.50% 2024                          2,000           2,007

 Intermountain Power Agency:

  Special Obligation Refunding Bonds,

   5th Crossover Series:  FGIC Insured 7.00% 2015

   FGIC Insured, 7.00% 2015                                         7,000           7,479

   7.20% 2019                                                       1,000           1,056

  Power Supply Revenue, Refunding Bonds,

   1996 Series B, MBIA Insured:

   6.25% 2006*                                                      4,000           4,257

   6.50% 2009*                                                      2,000           2,122

 Salt Lake City, Utah Hospital Revenue Bonds, Series

  1992 (IHC Hospitals, Inc.):

   5.50% 2021                                                       8,100           7,476

   6.25% 2023                                                       10,000          10,102



VERMONT - 0.09%

 Vermont Housing Finance Agency, Single Family

  Housing Bonds, Series 4,  5.75% 2012                              1,250           1,261



VIRGINIA - 1.49%

 Industrial Development Authority of Fairfax

  County, Hospital Revenue Refunding Bonds (Inova

   Health System Hospitals Project), Series 1993A:

   4.80% 2005                                                       1,850           1,800

   5.00% 2010                                                       3,450           3,180

   5.00% 2011                                                       1,300           1,181

   5.25% 2019                                                       1,000           883

   5.00% 2023                                                       2,000           1,681

 Industrial Development Authority of the County of

  Hanover, Hospital Revenue Bonds, (Memorial Regional

   Medical Center Project at Hanover Medical Park),

    Series 1995, MBIA Insured:

   6.50% 2009                                                       1,000           1,101

   6.375% 2018                                                      3,000           3,213

   6.00% 2009                                                       1,550           1,633

 Industrial Development Authority of the City of

  Norfolk, Hospital Revenue Bonds (Sentara

   Hospitals-Norfolk Project), Series 1991,

    6.50% 2013                                                      2,500           2,621

 Commonwealth Transportation Board, Commonwealth of

  Virginia Transportation Contract Revenue Bonds,

   Series 1988 (Route 28 Project), 7.80% 2016

    (Prerefunded 1998)                                              3,500           3,870



WASHINGTON - 7.66%

 State General Obligation, Series B, 5.50% 2010                     2,000           1,986

 Washington Public Power Supply System:

  Nuclear Project No. 1 Refunding Revenue Bonds:

   Series 1989 A, 7.50% 2015 (Prerefunded 1999)                     1,820           2,057

   Series 1989 A, 6.00% 2017                                        11,000          10,560

   MBIA Insured, 5.00% 2009                                         5,645           5,199

  Nuclear Project No. 2 Refunding Revenue Bonds:

   Series 1990 A, 7.375% 2012 (Prerefunded 2000)                    17,335          19,805

   Series 1993 A, 5.10% 2000                                        4,600           4,651

   Series 1994 A, 6.00% 2007                                        20,000          20,579

   Series 1994 A, 5.25% 2008                                        6,800           6,452

  Nuclear Project No. 3 Refunding Revenue Bonds:

   BIG Insured, 7.25% 2016 (Prerefunded 1999)                       5,000           5,608

   Series 1989 B, 7.25% 2015 (Prerefunded 2000)                     5,450           6,128

   Series 1989 B, FGIC Insured, 7.00% 2005                          14,400          15,782

   Series 1989 B, 5.375% 2015                                       5,000           4,459

   Series 1989 B, 7.125% 2016                                       5,250           5,780



WEST VIRGINIA - 0.20%

 Kanawha County, West Virginia, Pollution Control

  Revenue Bonds (Union Carbide Corporation Project),

   Series 1984, 7.35% 2004                                          2,600           2,853



WISCONSIN - 1.13%

 Health and Educational Facilities Authority,

  Revenue Bonds, Children's Hospital Project,

   Series 1993, FGIC Insured, 5.50% 2006                            2,000           2,060

 Housing and Economic Development Authority, Housing

  Revenue Bonds, 6.40% 2003                                         3,480           3,712

 Pollution Control and Industrial Development Revenue

  Bonds (General Motors Corporation Projects), City

   of Janesville, Series 1984, 5.55% 2009                           3,000           2,873

 City of Superior, Wisconsin, Limited Obligation

  Refunding Revenue Bonds (Midwest Energy Resources

   Company Project), Series E-1991 (Collateralized),

    FGIC Insured, 6.90% 2021                                        6,000           6,809

 The Wisconsin Public Power Incorporated System,

  Power Supply System Revenue Bonds, Series

   1990 A, AMBAC Insured, 7.40% 2020 (Prerefunded

    2000)                                                           500             572



WYOMING - 0.05%

 Community Development Authority, Single Family

  Mortgage Bonds, 1989 Series A, 7.90% 2017                         705             753



GUAM - 0.21%

 Government of Guam, General Obligation Bonds,

  1995 Series A, 5.625% 2002                                        3,000           3,006

                                                                                    --------

                                                                                    1,356,970

                                                                                    --------



                                                                    Principal       Market

TAX-EXEMPT SECURITIES MATURING IN                                   Amount          Value

 ONE YEAR OR LESS - 4.27%                                           (000)           (000)



 County of Alameda, California, 1995-96 Tax and

  Revenue Anticipation Notes, 4.75% 1996                            $10,800         10,872

 State of California, 1994 Revenue Anticipation

  Warrants, Series C, FGIC Insured, 5.75% 1996                      5,975           6,047

 State of Georgia, General Obligation Bonds, Series

  1993 F, 6.50% 1995                                                4,240           4,271

 Municipal Electric Authority of Georgia

  Power Revenue Bonds, 1986 Series A, 7.875% 2018

   (Prerefunded 1996)                                               3,500           3,618

 Harris County, Texas, Tax Anticipation Notes,

  Series 1995, 4.25% 1996                                           1,600           1,603

 City and County of Honolulu, Hawaii, General

  Obligation Bonds, Refunding and Improvement Series,

   1993 B, 3.60% 1995                                               3,000           3,000

 City of Houston, Texas, Tax and Revenue Anticipation

  Notes, Series 1995, 4.50% 1996                                    10,000          10,044

 Jacksonville Electric Authority, St. John's River

  Power Park System Revenue Bonds, Issue One,

   Series Five, 9.50% 2020 (Prerefunded 1995)                       750             765

 The Turnpike Authority of Kentucky, Resource

  Recovery Road Revenue Refunding Bonds, 1981

   Series A 13.125% 2009 (Prerefunded 1996)                         5               6

 County of Los Angeles, California, 1995-96 Tax and

  Revenue Anticipation Notes, Series A, 4.50% 1996                  7,425           7,456

 State of Michigan, Full Faith and Credit General

  Obligation Notes, 5.00% 1995                                      8,800           8,808

 North Carolina Municipal Power Agency Number 1,

  Catawba Electric Revenue Bonds:

   Series 1985 B, 8.50% 2017 (Prerefunded 1996)                     1,560           1,616

   Series 1985 A, 9.625% 2019 (Prerefunded 1996)                    750             787

 South Carolina Public Service Authority, Electric

  Revenue Bonds, 7.875% 2021 (Prerefunded 1996)                     140             145

 State of Wisconsin Operating Notes of 1995, 4.50%

  1996                                                              1,785           1,793

                                                                                    ---------

                                                                                    60,831

                                                                                    ---------

TOTAL TAX-EXEMPT SECURITIES (cost: $1,350,955,000)                                  1,417,801

Excess of cash and receivables over payables                                        6,179

                                                                                    ---------

NET ASSETS                                                                          $1,423,980

                                                                                    =========



*Represents a when-issued security.


See Notes to Financial Statements

The Tax-Exempt Bond Fund of America
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES

August 31, 1995 (dollars in thousands)

Assets:

 Tax-exempt securities (cost: $1,350,955)                           $1,417,801

 Cash                                                               936

 Receivables for--

  Sales of investments                            $ 6,076

  Sales of fund's shares                          1,462

  Accrued interest                                21,200            28,738

                                                  -------           -------

                                                                    1,447,475

Liabilities:

 Payables for--

  Purchases of investments                        18,425

  Repurchases of fund's shares                    1,276

  Dividends payable                               2,695

  Management services                             446

  Accrued expenses                                653               23,495

                                                  -------           --------

Net Assets at August 31, 1995--

 Equivalent to $11.94 per share on

 119,298,302 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--200,000,000 shares)                                 $1,423,980

                                                                    ========

STATEMENT OF OPERATIONS

For the year ended August 31, 1995

(dollars in thousands)

Investment Income:

 Income:

  Interest on tax-exempt securities                                 $ 88,624



 Expenses:

  Management services fee                         $ 5,202

  Distribution expenses                           3,001

  Transfer agent fee                              473

  Reports to shareholders                         32

  Registration statement and prospectus           36

  Postage, stationery and supplies                37

  Directors' fees                                 31

  Auditing and legal fees                         40

  Custodian fee                                   57

  Taxes other than federal income tax             6                 8,915

                                                  -------           ------

  Net investment income                                             79,709

                                                                    ------

Realized Gain and Unrealized

 Appreciation on Investments:

 Net realized gain                                                  8,891

 Net unrealized appreciation on investments:

  Beginning of year                               44,575

  End of year                                     66,846

                                                  -------

  Net increase in unrealized appreciation

    on investments                                                  22,271

                                                                    --------

  Net realized gain and increase in

   unrealized appreciation on investments                           31,162

                                                                    --------

Net Increase in Net Assets Resulting

 from Operations                                                    $110,871

                                                                    ========





STATEMENT OF CHANGES IN NET ASSETS

(dollars in thousands)





                                                  Year ended        August 31

                                                  1995              1994

                                                  -------           --------

Operations:

 Net investment income                            $   79,709        $   76,230

 Net realized gain (loss) on investments          8,891             (359)

 Net change in unrealized appreciation

  on investments                                  22,271            (80,386)

                                                  --------          --------

  Net increase (decrease) in net assets

   resulting from operations                      110,871           (4,515)

                                                  --------          --------

Dividends and Distributions Paid to

 Shareholders:

 Dividends from net investment income             (79,742)          (77,282)

 Distributions from net realized gain on

  investments                                        -              (9,069)

                                                  ---------         --------

  Total dividends and distributions               (79,742)          (86,351)

                                                  --------          --------

Capital Share Transactions:

 Proceeds from shares sold:

  24,743,163 and 33,079,334

  shares, respectively                            285,197           399,869

 Proceeds from shares issued in

  reinvestment of net investment

  income dividends and distributions

  of net realized gain on investments:

  4,184,414 and 4,618,485 shares,

  respectively                                    48,311            55,571

 Cost of shares repurchased:

  28,504,965 and 25,556,775

  shares, respectively                            (325,755)         (306,226)

                                                  --------          --------

  Net increase in net assets

   resulting from capital share

   transactions                                   7,753             149,214

                                                  --------          --------

Total increase in Net Assets                      38,882            58,348

Net Assets:

 Beginning of year                                1,385,098         1,326,750

                                                  --------          --------

 End of year                                      $1,423,980        $1,385,098

                                                  =========         =========





See Notes to Financial Statements

THE TAX-EXEMPT BOND FUND OF AMERICA
NOTES TO FINANCIAL STATEMENTS

1. The Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment advisor deems it appropriated to do so, securities will be valued at the mean of their representative quoted bid and asked price, or, if such prices are not available, at the mean of such prices for securities of comparable maturity quality and type. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

    As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after the determination of the fund's net investment income and paid to shareholders on a monthly basis.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended August 31, 1995, no credit was used to offset the custodian fee.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

    As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $66,846,000, of which $73,463,000 related to appreciated securities and $6,617,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $1,350,955,000 at August 31, 1995.

3. The fee of $5,202,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion ("asset-based fee"); plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.25% of such income in excess of $8,333,333 ("income-based fee").

    Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $3,001,000. As of August 31, 1995, accrued and unpaid distribution expenses were $653,000.

    American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $473,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $670,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $19,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated net realized gain on investments was $7,439,000 and additional paid-in capital was $1,230,429,000.

    The fund made purchases and sales of investment securities of $646,108,000 and $674,159,000, respectively, during the year ended August 31, 1995.


Per-Share
Data and Ratios



                                                   Year ended August 31





                                     1995          1994           1993         1992         1991



Net Asset Value, Beginning

 of Year                             $11.65        $12.43         $11.78       $11.30       $10.78

                                     ------        ------         ------       ------       ------

 INCOME FROM INVESTMENT

  OPERATIONS:

  Net investment income              .68           .67            .68          .70          .71

  Net realized and

   unrealized gain

   (loss) on investments             .29           (.69)          .73          .48          .52

                                     ----          ----           ----         ----         ----

   Total income from

    investment operations            .97           (.02)          1.41         1.18         1.23

                                     ----          ----           ----         ----         ----

 LESS DISTRIBUTIONS:

  Dividends from net

   investment income                 (.68)         (.68)          (.68)        (.70)        (.71)

  Distributions from net

   realized gains                       -          (.08)          (.08)           -            -

                                     -----         -----          -----        -----        -----

   Total distributions               (.68)         (.76)          (.76)        (.70)        (.71)

                                     -----         -----          -----        -----        -----

Net Asset Value, End of Year         $11.94        $11.65         $12.43       $11.78       $11.30

                                     =====         =====          =====        =====        =====



Total Return*                        8.70%         (.14)%         12.42%       10.80%       11.70%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                      $1,424        $1,385         $1,327       $921         $712

 Ratio of expenses to average

  net assets                         .66%          .69%           .71%         .71%         .72%

 Ratio of net income to

  average net assets                 5.87%         5.53%          5.62%        6.04%        6.33%

 Portfolio turnover rate             49.28%        22.40%         15.55%       17.22%       24.73%




*This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
September 29, 1995

TAX INFORMATION (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

Since the above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to the year-end information which will be mailed in January 1996 to determine the calendar year status of the fund's distributions for purposes of their 1995 tax returns. Shareholders should consult their tax advisers.

                                  PART C
                    THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                            OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS
(A) FINANCIAL STATEMENTS:

 Included in Prospectus - Part A
  Financial Highlights

 Included in Statement of Additional Information - Part B
  Investment Portfolio Notes to Financial Statements
  Statement of Assets and Liabilities Selected Per-Share Data and Ratios Statement of Operations Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS:

  1. On file (see SEC file nos. 811-3624 and 2-49291).

  2. On file (see SEC file nos. 811-3624 and 2-49291).

  3. None.

  4. On file (see SEC file nos. 811-3624 and 2-49291).

  5. On file (see SEC file nos. 811-3624 and 2-49291).

  6. On file (see SEC file No. 811-3624 and 2-49291).

  7. None

  8. On file (see SEC file nos. 811-3624 and 2-49291).

     9. Form of Shareholder Services Agreement between Registrant and American Funds Service Company, as amended 1/1/95.

  10. Not applicable to this filing.

  11. Consent of independent accountants

  12. None.

  13. On file (see SEC file nos. 811-3624 and 2-49291).

  14. On file (see SEC file nos. 811-3624 and 2-49291).

  15. On file (see SEC file nos. 811-3624 and 2-49291).

  16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file nos. 811-3624 and 2-49291).

    17. Financial data schedule.
                                      C-1
ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

 As of August 31, 1995.


                                 Number of

Title of Class                   Record Holders



Capital Stock                       40,042

($1.00 par value)



ITEM 27.  INDEMNIFICATION.

          Registrant is a joint-insured under an Investment Advisor/Mutual fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees [directors] against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify the individual.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless it is established that:

(i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate;

(ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

ITEM 27. INDEMNIFICATION (CONT.)

      Section 2-418 further provides that indemnification provided for by
Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Article VI of the Articles of Incorporation of the Fund provides that "Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 29.   PRINCIPAL UNDERWRITERS.

     (A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


      (B) (1)                               (2)                 (3)



      NAME AND PRINCIPAL        POSITIONS AND OFFICES           POSITIONS AND OFFICES

      BUSINESS ADDRESS            WITH UNDERWRITER              WITH REGISTRANT



#     David A. Abzug            Assistant Vice President        None



      John A. Agar              Regional Vice President         None
       1501 N. University Drive
       Little Rock, AR 72202



      Robert B. Aprison         Regional Vice President         None
       2983 Bryn Wood Drive
      Madison, WI 53711





&     Richard Armstrong         Assistant Vice President        None



*     William W. Bagnard        Vice President                  None



      Steven L. Barnes          Vice President                  None

       8000 Town Line Avenue South

       Suite 204

       Minneapolis, MN 55438



      Michelle A. Bergeron      Regional Vice President         None

       1190 Rockmart Circle

       Kennesaw, GA  30144



      Joseph T. Blair           Vice President                  None

       27 Drumlin Road

       West Simsbury, CT 06092



      Ian B. Bodell             Regional Vice President         None
       3100 West End Avenue,
       Suite 870
       Nashville, TN 37215



      Michael L. Brethower      Vice President                  None

       108 Hagen Court

       Georgetown, TX 78628



      C. Alan Brown             Regional Vice President         None

       4619 McPherson Avenue

       St. Louis, MO  63108



*     Daniel C. Brown           Director, Senior Vice President    None



@     J. Peter Burns            Vice President                  None



      Brian C. Casey            Regional Vice President         None

       9508 Cable Drive

       Kensington, MD  20895



      Victor C. Cassato         Vice President                  None

       999 Green Oaks Drive

       Littleton, CO  80121











      Christopher J. Cassin     Regional Vice President         None
       231 Burlington
       Clarendon Hills, IL 60514



      Denise M. Cassin          Regional Vice President         None
       1425 Vallejo, #203
       San Francisco, CA 94109



*     Larry P. Clemmensen       Treasurer and Director          None



*     Kevin G. Clifford         Senior Vice President           None



      Ruth M. Collier           Vice President                  None

       145 West 67th Street, 12K

       New York, NY  10023



      Thomas E. Cournoyer       Vice President                  None

       2333 Granada Boulevard

       Coral Gables, FL  33134



      Douglas A. Critchell      Vice President                  None
       3521 Rittenhouse Street6, N.W.
       Washington, D.C.  20015



*     Carl D. Cutting           Vice President                  None



      Michael A. Dilella        Vice President                  None

       P.O. Box 661

       Ramsey, NJ  07446



      G. Michael Dill           Senior Vice President           None

       3622 E. 87th Street

       Tulsa, OK  74137



      Kirk D. Dodge             Regional Vice President         None

       2617 Salisbury Road

       Ann Arbor, MI  48103



      Peter J. Doran            Senior Vice President           None

       1205 Franklin Avenue

       Garden City, NY 11530



*     Michael J. Downer         Secretary                       Vice President







      Robert W. Durbin          Vice President                  None

       74 Sunny Lane

       Tiffin, OH 44883



+     Lloyd G. Edwards          Vice President                  None



@     Richard A. Eychner        Vice President                  None



*     Paul H. Fieberg           Senior Vice President           None



      John Fodor                Regional Vice President         None

       5 Marlborough Street, Suite 51

       Boston, MA  02116



*     Mark P. Freeman, Jr.      Director, President             None



      Clyde E. Gardner          Vice President                  None

       Route 2, Box 3162

       Osage Beach, MO 65065



#     Evelyn K. Glassford       Vice President                  None



      Jeffrey J. Greiner        Regional Vice President         None

       5898 Heather Glen Court

       Dublin, OH  43017



*     Paul G. Haaga, Jr.        Director                        Chairman of the Board



      David E. Harper           Vice President                  None

       R.D. 1, Box 210, Rte. 519

       Frenchtown, NJ 08825



      Ronald R. Hulsey          Regional Vice President         None

       6744 Avalon

       Dallas, TX 75214



*     Robert L. Johansen        Vice President, Controller      None



*     Victor J. Kriss, Jr.      Senior Vice President           None



      Arthur J. Levine          Vice President                  None
       12558 Highlands Place
       Fishers, IN 46038



#     Karl A. Lewis             Assistant Vice President        None



      T. Blake Liberty          Regional Vice President         None

       12585-E East Tennessee Circle

       Aurora, CO  80012





*     Heather A. Maier          Assistant Vice President -      None
                                Institutional Investment
                                Services Division

      Steve A. Malbasa          Regional Vice President         None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



      Steven M. Markel          Vice President                  None

       5241 South Race Street

       Littleton, CO 80121



*     John C. Massar            Vice President                  None



*     E. Lee McClennahan        Vice President                  None



      Laurie B. McCurdy         Regional Vice President         None
       6008 E. Anderson Drive
       Scottsdale, AZ  85255



&     John V. McLaughlin        Senior Vice President           None



      Terry W. McNabb           Vice President                  None

       2002 Barrett Station Road

       St. Louis, MO 63131



*     R. William Melinat        Vice President - Institutional   None

                                Investment Services Division





      David R. Murray           Regional Vice President         None

       25701 S.E. 32nd Place

       Issaquah, WA 98027



      Stephen S. Nelson         Vice President                  None

       7215 Trevor Court

       Charlotte, NC 28226









*     Barbara G. Nicholich      Assistant Vice President -      None
                                Institutional Investment
                                Services Division

      William E. Noe            Regional Vice President         None
       12535 Barkley
       Overland Park, KS  66209



      Peter A. Nyhus            Regional Vice President         None
       3084 Wilds Ridge Court
       Prior Lake, MN 55372



      Eric P. Olson             Regional Vice President         None
       62 Park Drive
       Glenview, IL 60025



      Fredric Phillips          Regional Vice President         None

       32 Ridge Avenue

       Newton Centre, MA  02159



#     Candance D. Pilgrim       Assistant Vice President        None



      Carl S. Platou            Regional Vice President         None
       4021 96th Avenue, S.E.
       Mercer Island, WA 98040



*     John O. Post, Jr.         Vice President                  None



      Steven J. Reitman         Vice President                  None

       212 The Lane

       Hinsdale, IL  60521



      Brian A. Roberts          Regional Vice President         None

       12025 Delmahoy Drive

       Charlotte, NC  28277



*     George L. Romine, Jr.     Vice President - Institutional   None

                                Investment Services Division



      George S. Ross            Vice President                  None

       55 Madison Avenue

       Morristown, NJ 07962



*     Julie D. Roth             Vice President                  None





      Douglas F. Rowe           Regional Vice President         None
       104 River Road
       Georgetown, TX 78628



*     Christopher Rowey         Regional Vice President         None



      Dean B. Rydquist          Vice President                  None
       1080 Bay Pointe Crossing
       Alpharetta, GA 30202



      Richard R. Samson         Vice President                  None

       4604 Glencoe, Ave., No. 4

       Marina del Rey, CA 90292



      Joe D. Scarpitti          Regional Vice President         None
       25760 Kensington Drive
       Westlake, OH 44145



*     R. Michael Shanahan       Chairman of the Board           None



      David W. Short            Vice President                  None

       1000 RIDC Plaza, Suite 212

       Pittsburgh, PA  15238



*     Victor S. Sidhu           Vice President - Institutional   None

                                Investment Services Division



      William P. Simon, Jr.     Vice President                  None

       554 Canterbury Lane

       Berwyn, PA 19312



*     John C. Smith             Assistant Vice President -    None
                                Institutional Investment
                                Services Division

*     Mary E. Smith             Assistant Vice President -     None
                                Institutional Investment
                                Services Division

      Rodney G. Smith           Regional Vice President         None

       2350 Lakeside Blvd., #850

       Richardson, TX 75082









      Nicholas D. Spadaccini    Regional Vice President         None
       855 Markley Woods Way
       Cincinnati, OH 45230



      Daniel S. Spradling       Senior Vice President           None

       #4 West Fourth Avenue,

       Suite 406

       San Mateo, CA 94402



      Craig R. Strauser         Regional Vice President         None
       17040 Summer Place
       Lake Oswego, OR 97035



      Francis N. Strazzeri      Regional Vice President         None
       31641 Saddletree Drive
       Westlake Village, CA 91361



&     James P. Toomey           Assistant Vice President        None



&     Christopher E. Trede      Assistant Vice President        None



      George F. Truesdail       Vice President                  None

       400 Abbotsford Court

       Charlotte, NC 28270



      Scott W. Ursin-Smith      Regional Vice President         None

       606 Glenwood Avenue

       Mill Valley, CA  94941



@     Andrew Ward               Vice President                  None



*     David M. Ward             Assistant Vice President -     None
                                Institutional Investment
                                Services Division

      Thomas E. Warren          Regional Vice President         None
       4001 Crockers Lake Blvd.,
      #1012

       Sarasota, FL  34242



#     J. Kelly Webb             Senior Vice President           None



      Gregory J. Weimer         Regional Vice President         None

       125 Surrey Drive

       Canonsburg, PA  15317



#     Timothy W. Weiss          Director                        None



**    N. Dexter Williams        Vice President                  None



      Timothy J. Wilson         Regional Vice President         None

       113 Farmview Place

       Venetia, PA  15367



*     Marshall D. Wingo         Senior Vice President           None



*     Robert L. Winston         Director, Senior Vice President   None



      Janet M. Young            Regional Vice President         None

       1616 Vermont

       Houston, TX  77006



* Business Address, 333 South Hope Street, Los Angeles, CA 90071

** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111

#  Business Address, 135 South State College Blvd., Brea, CA 92621

& Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230

@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

+ Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240



   % Business Address, 3000 K. Street, Suite 230, Washington, D.C.
20007-5124

 (c)  None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.

     Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230, 5300 Robin Hood Road, Norfolk, VA 23514 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

     Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 31. MANAGEMENT SERVICES.

  None.

ITEM 32. UNDERTAKINGS.

    (c) As reflected in the prospectus, Registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 25th day of October, 1995.

                                 THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

                                 By /s/ Paul G. Haaga, Jr.
                                (Paul G. Haaga, Jr., Chairman of the Board)

     Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 25, 1995, by the following persons in the capacities indicated.

         SIGNATURE                                TITLE



(1)      Principal Executive Officer:



         /s/ Abner D. Goldstine                   President and Director

         (Abner D. Goldstine)



(2)      Principal Financial Officer and

         Principal Accounting Officer:



         /s/ Mary C. Cremin                       Treasurer

         (Mary C. Cremin)



(3)      Directors:



         H. Frederick Christie*                   Director

         Martin Fenton, Jr.*                      Director



         /s/ Abner D. Goldstine                   President and Director

         (Abner D. Goldstine)

         /s/ Paul G. Haaga, Jr.                              Chairman of the Board

         (Paul G. Haaga, Jr.)



         Diane C. Creel/1/                        Director

         Leonard R. Fuller/1/                     Director

         Herbert Hoover III*                      Director

         Richard G. Newman*                       Director

         Peter C. Valli*                          Director


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

/1/ Powers of Attorney are attached hereto.

     Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectivenss under the provisions of Rule 485(b).

                                     /s/ Michael J. Downer
                                     Michael J. Downer

                                     C-13

                               POWER OF ATTORNEY

     I, Diane C. Creel, the undersigned Director of The Tax-Exempt Bond Fund of America, Inc., a Maryland corporation, revoking all prior powers of attorney given as a Director of The Tax-Exempt Bond Fund of America, Inc. do hereby constitute and appoint Mary C. Cremin, Michael J. Downer, Paul G. Haaga, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Director of said Corporation to any and all Registration Statements of The Tax-Exempt Bond Fund of America, Inc., File No. 2-49291, under the Securities Act of 1933 as amended and 811-3624, under the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Corporation is registered to sell shares, and (2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     EXECUTED at Los Angeles, California, this 12th day of December, 1994.

                                                 /s/ Diane C. Creel
                                                 Diane C. Creel, Director

                               POWER OF ATTORNEY

     I, Leonard R. Fuller, the undersigned Director of The Tax-Exempt Bond Fund of America, Inc., a Maryland corporation, revoking all prior powers of attorney given as a Director of The Tax-Exempt Bond Fund of America, Inc. do hereby constitute and appoint Mary C. Cremin, Michael J. Downer, Paul G. Haaga, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Director of said Corporation to any and all Registration Statements of The Tax-Exempt Bond Fund of America, Inc., File No. 2-49291, under the Securities Act of 1933 as amended and File No. 811-3624 under the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Corporation is registered to sell shares, and (2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

     EXECUTED at Los Angeles, California, this 12th day of December, 1994.

                                                  /s/ Leonard R. Fuller
                                                  Leonard R. Fuller, Director